                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material under Rule 14a-12.

                             ESCO TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            [ESCO TECHNOLOGIES LOGO]

                        NOTICE OF THE ANNUAL MEETING OF

                              THE STOCKHOLDERS OF

                             ESCO TECHNOLOGIES INC.

                                                             St. Louis, Missouri
                                                               December 11, 2000

TO THE STOCKHOLDERS OF
ESCO TECHNOLOGIES INC.:

     The Annual Meeting of the Stockholders of ESCO Technologies Inc. will be held at the Hilton St. Louis Frontenac Hotel, 1335 South Lindbergh Blvd., St. Louis County, Missouri 63131 on Thursday, February 8, 2001, commencing at 10:00 A.M., at which meeting only holders of record of the Company's common stock at the close of business on December 4, 2000 will be entitled to vote, for the following purposes:

     1. To elect two directors;

     2. To vote on a proposal to approve the 2001 Stock Incentive Plan; and

     3. To transact such other and further business, if any, as lawfully may be brought before the meeting.

                                          ESCO TECHNOLOGIES INC.

                                          BY  /s/ D J Moore
                                            Chairman, President and
                                            Chief Executive Officer

/s/ Alyson S. Barclay

     Secretary

     EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE.

                             ESCO TECHNOLOGIES INC.

                   8888 LADUE ROAD, ST. LOUIS, MISSOURI 63124

                                PROXY STATEMENT

     FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD FEBRUARY 8, 2001

     This proxy statement is furnished to the holders of all of the issued and outstanding shares of common stock (the "Common Shares") of ESCO Technologies Inc. (the "Company") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Stockholders to be held February 8, 2001, and all adjournments thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting of the Stockholders. Such holders are hereinafter referred to as the "Stockholders". The Company is first mailing this proxy statement and the enclosed form of proxy to Stockholders on or about December 11, 2000.

     Whether or not you expect to be present in person at the meeting, you are requested to fill in, sign, date and return the enclosed form of proxy. If you attend the meeting, you may of course vote by ballot. If you do not attend the meeting, the Common Shares can be voted only when represented by a properly executed proxy. In this case you have several choices:

     - You may vote on each proposal when returning the enclosed proxy form, in which case the Common Shares will be voted in accordance with your choices.

     - You may, when appropriate, indicate a preference to abstain on any proposal, which will have the effect described in "VOTING" on page 23.

     - You may return a properly executed proxy form without indicating your preferences, in which case the proxies will vote the Common Shares FOR election of the directors nominated by the Board of Directors and FOR approval of the 2001 Stock Incentive Plan, and in their discretion on such other business as may properly come before the meeting.

     Any person giving such proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and casting a contrary vote in person.

     The close of business on December 4, 2000 has been fixed as the record date for the determination of the Stockholders entitled to vote at the Annual Meeting of the Stockholders. As of the record date, 12,312,246 Common Shares were outstanding and entitled to be voted at such meeting. The Stockholders will be entitled to cast one vote for each Common Share held of record on the record date.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2000 accompanies this proxy statement.

     The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail, and the expense thereof will be paid by the Company. Proxies may also be solicited by telephone or telefax by directors, officers or regular employees of the Company. In addition, the Company has retained Corporate Investors Communications, Inc. to assist with the solicitation of proxies, the estimated cost of which is $6,000 plus expenses.

                            I. ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

     The Company's Bylaws provide that the number of directors shall not be less than three nor greater than ten, and shall be determined from time to time by majority vote of the Board of Directors. In accordance with the Bylaws, the Board of Directors has fixed the number of directors at seven. The Board is divided into three classes, with the terms of office of each class ending in successive years. Two directors of the Company are to be elected for terms expiring at the Annual Meeting in 2004, or until their respective successors have been elected and have qualified. Having reached retirement age under the Bylaws, Mr. J.J. Carey, a director whose term will expire at the 2001 Annual Meeting, will not stand for election. Pursuant to the Company's Articles of Incorporation, a majority of the directors in office may fill any vacancy on the Board of Directors. As of the date of mailing of this Proxy Statement, the Company has not determined whether to propose, or whom to propose as, an additional director. Certain information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Should any one or more of the nominees be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons as the Board of Directors of the Company may recommend. Proxies cannot be voted for more than two nominees.

             NAME, AGE, PRINCIPAL OCCUPATION OR                   SERVED AS
               POSITION, OTHER DIRECTORSHIPS                    DIRECTOR SINCE
             ----------------------------------                 --------------
TO BE ELECTED FOR TERMS ENDING IN 2004
D.J. Moore, 62..............................................         1990
  Chairman, President and Chief Executive Officer of the
     Company
J.M. Stolze, 57.............................................         1999
  Executive Vice President and Chief Financial Officer, MEMC
     Electronic Materials, Inc., manufacturer of silicon
     wafers
TO CONTINUE IN OFFICE UNTIL 2003
J.M. McConnell, 59..........................................         1996
  President and Chief Executive Officer, Instron
     Corporation, manufacturer of scientific instruments
D.C. Trauscht, 67...........................................         1991
  Chairman, BW Capital Corporation, private investment
     company, Director of Cordant Technologies Inc., Wynn's
     International Corp., Global Motorsports Inc., OMI
     Corporation
TO CONTINUE IN OFFICE UNTIL 2002
W.S. Antle III, 56..........................................         1994
  Former Chairman, President and Chief Executive Officer of
     Oak Industries, Inc., manufacturer of components and
     controls, Director of GenRad, Inc., John H. Harland
     Company
L.W. Solley, 58.............................................         1999
  Chairman and Chief Executive Officer, Fisher Controls
     International, Inc., manufacturer of valves and
     regulators Executive Vice President, Emerson Electric
     Co., manufacturer of electrical and other products

     Each of the nominees and continuing directors has had the same position with the same employer as stated in the preceding table during the past five years, except as follows:

     From October 1995 to December 1995, Mr. Trauscht was Chairman of Borg-Warner Security Corporation. Since January 1996, he has been Chairman of BW Capital Corporation.

     From May 1995 until January 2000, Mr. Antle was Chairman, President and Chief Executive Officer of Oak Industries Inc.

BOARD OF DIRECTORS AND COMMITTEES

     There were four meetings of the Board of Directors during fiscal year 2000. All of the incumbent directors attended at least 75% of the meetings of the Board and committees on which they served. Directors who are employees of the Company do not receive any compensation for service as directors. Each non-employee director is currently paid an annual retainer of $20,000 and fees of $700 plus expenses for attendance at each Board meeting. In addition, each non-employee director receives a fee of 325 Common Shares per fiscal quarter. Each committee chairman is currently paid an annual retainer of $1,200, and each committee member is paid $600 plus expenses for attendance at each Board committee meeting. Under the Company's extended compensation plan for non-employee directors, each such director who has served as a non-employee director for at least five years or whose tenure as a director expires pursuant to the Company's Bylaws restriction regarding maximum age for election will, after the later of termination of services as a director or reaching age 65, receive for life a percentage of the annual cash retainer for directors in effect at the time of termination of service. Such percentage is a minimum of 50% and increases to 60% for six years' service, 70% for seven years' service, 80% for eight years' service, 90% for nine years' service and 100% for ten or more years' service. In the event of death of a retired director who is eligible under this plan, 50% of the benefit will be paid to the surviving spouse for life.

     The members of the Board of Directors are appointed to various committees. The standing committees of the Board are: the Executive Committee, the Audit and Finance Committee, and the Human Resources and Ethics Committee. The Board does not have a standing nominating committee.

     The Executive Committee's function is to exercise the full authority of the Board of Directors between Board meetings, except that the Executive Committee may not take certain specified actions which the Board of Directors has reserved for action by the whole Board. The Committee held no meetings in fiscal year 2000. Mr. Moore (Chairman), Mr. Antle and Mr. Trauscht are the members of the Committee.

     The Audit and Finance Committee's functions generally are to oversee the Company's financial reporting process; review the Company's reports to Stockholders with management and the independent auditors and receive certain assurances from management; appoint the firm of independent auditors to perform the annual audit; annually evaluate the qualifications and prior performance of the independent auditors; review the scope of the auditors' work and approve their fees; review the Company's internal controls with the independent and the internal auditors; and review financing requirements and strategy for the Company. The Committee met four times in fiscal year 2000. Mr. Antle (Chairman), Mr. Carey, Mr. McConnell and Mr. Stolze are the members of the Committee.

     The Human Resources and Ethics Committee's functions generally are to review and approve various compensation and benefit plans; oversee the Company's Code of Business Ethics and Conduct and the Ethics Program; administer the long-term incentive compensation plans; determine when service by an officer or director is eligible for indemnification; and implement and oversee the Charitable Contributions Program. The Committee met four times in fiscal year 2000. Mr. Trauscht (Chairman), Mr. Carey and Mr. Solley are the members of the Committee.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee of the Board of Directors (the "Committee") is composed of four independent directors (as defined by the New York Stock Exchange's listing standards) and operates under a written charter adopted by the Board of Directors (Exhibit A to this Proxy Statement). The Committee has prepared the following report on its activities with respect to the Company's audited financial statements for the fiscal year ended September 30, 2000 (the "audited financial statements").

     - The Committee has reviewed and discussed the audited financial statements with management;

     - The Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61;

     - The Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and has discussed with KPMG its independence from the Company; and

     - Based on the review and discussions referred to above and relying thereon, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the U.S. Securities and Exchange Commission.

                                          The Audit and Finance Committee

                                          W.S. Antle III, Chairman
                                          J.J. Carey
                                          J.M. McConnell
                                          J.M. Stolze

EXECUTIVE COMPENSATION

               REPORT OF THE HUMAN RESOURCES AND ETHICS COMMITTEE
                           ON EXECUTIVE COMPENSATION

INTRODUCTION

     The following report is provided by the Human Resources and Ethics Committee of the Board of Directors. The Committee supervises the Company's Executive Compensation Program (the "Program") and is directly responsible for compensation actions affecting the Chairman, President and Chief Executive Officer (the "Chief Executive Officer"), other executive officers and other senior executives of the Company. The Committee consists entirely of non-employee directors.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Program is designed and administered to relate executive compensation to four basic objectives:

     - Competitive Position: The Program is designed to pay competitive compensation so the Company can attract and retain highly qualified executives. To assist it in determining competitive compensation practices, the Committee frequently utilizes information about compensation levels of peer companies and other manufacturing companies of similar size, including information provided by qualified independent consultants. When compensation significantly varies from competitive levels, the Committee makes appropriate adjustments over time through the annual compensation planning process.

     - Company Performance: The Program is designed to reflect overall Company performance, with appropriate consideration of conditions that exist in the industries in which it engages. In determining compensation levels and compensation changes, the Committee considers the Company's overall performance in meeting both short-term and long-term objectives, and considers achievement of operating objectives in areas such as sales, earnings, entered orders and cash management, as well as progress toward long-term strategic objectives.

     - Stockholder Return: The Program has been designed to establish a direct link between the interests of the Company's executives and its Stockholders. This is accomplished by allocating a substantial portion of senior management compensation to stock-based programs tied directly to Stockholder return.

     - Individual Performance: In addition to the above factors, the Committee considers the executive's individual performance and contributions to the Company's results in determining appropriate compensation levels.

THE EXECUTIVE COMPENSATION PROGRAM

     To achieve the above objectives, the Program consists of three basic elements:

     - Base Salary: The base salary of each executive is reviewed annually and set by the Committee at the beginning of each fiscal year. Salary changes reflect overall Company performance, pay competitiveness and the individual's performance. The targeted percentage of cash compensation represented by base salary varies based on the level of the position, with a target of approximately 60% for the Chief Executive Officer and approximately 70% for the other executive officers.

     - Annual Incentive Cash Compensation: A substantial portion of each executive's annual cash compensation is tied to Company performance through the Company's Performance Compensation Plan, an annual incentive cash compensation program. The Committee determines the annual Performance Compensation payment for each executive after the end of each fiscal year on the basis of a combination of objective targets and subjective evaluations of Company performance, considering market conditions and industry circumstances, in key areas such as earnings per share, sales, earnings, entered orders and economic profit. The demonstrated individual performance of the executive as measured against strategic management objectives is also considered in the determination of the Performance Compensation payment. The types and relative importance of specific financial and other business objectives vary among the Company's executives depending upon their position and the particular function(s) for which they are responsible.

     - Long-Term Incentive Compensation: To align the interest of the Company's management directly with those of Stockholders, a substantial portion of senior executive total compensation is provided by stock-based, long-term compensation plans. To place emphasis on Stockholder return, the Company has implemented stock option, performance share and restricted stock programs. Awards and payments to executive officers under these programs are included in the accompanying tables. The Company's stock option plans provide for the award of incentive stock options, non-qualified stock options, and stock appreciation rights ("SARs"). No SARs have been awarded to date. All options granted to date, when first issued, have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. Accordingly, the executive is rewarded only if the market price of the Company's stock appreciates. Since options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like base pay, the grants are set with regard to competitive considerations, and each executive's actual grant is based upon individual performance and the executive's potential for future contributions. The Company's existing performance share plans provide for the earning of shares if the Company achieves specified performance objectives established at the time of the award, and vesting is contingent on continued employment for a specified period. All performance share awards made to date have directly encouraged Stockholder value creation by providing for earning of shares if the Company achieves specific stock price targets. The restricted stock awards, in which vesting is contingent on continued employment for a specified period, also provide for Stockholder value creation as this component of the compensation system is designed to retain senior executives and motivate them to improve market value of the stock over a number of years.

FISCAL YEAR 2000 EXECUTIVE OFFICER COMPENSATION

     Fiscal year 2000 base salaries for the executive officers, which are shown in the Summary Compensation Table on page 10, were set at the beginning of fiscal year 2000. The salaries were set based on a subjective evaluation of fiscal year 1999 performance and salary levels compared to similar companies, consistent with the methodology described below.

     In determining fiscal year 2000 Performance Compensation Plan payments for the executive officers, the Committee considered the competitiveness of cash compensation levels compared to similar companies. The Committee utilized information in an executive compensation report from a nationally recognized, independent compensation consulting firm. The report compared the Company's compensation practices to publicly traded filtration/fluid flow companies selected on the basis of their similarity to the Company. Total cash compensation of the Company's Chief Executive Officer and other executive officers, including both base salary and the annual incentive compensation payment, was below the median level for the chief executive officer and other executive officers of the comparison companies. Total compensation of the Company's Chief Executive Officer and other executive officers, including base salary, annual incentive cash compensation and long-term incentive compensation, was also below the median total compensation for the comparable officers of the comparison companies. The Committee also considered the Company's operating performance and progress made on strategic initiatives. The overall strong operating performance of the Company in fiscal 2000 resulted from growth in, and focus on, the Company's expanded commercial business.

     The Company disclosed its fiscal 2000 and fiscal 1999 financial results on a "reported" basis and on an "adjusted" basis. The "reported" amounts are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are presented within the Company's Consolidated Statements of Operations. The fiscal 2000 "adjusted" amounts exclude the positive impact to net earnings from property sales in Riverhead, NY and Calabasas, CA worth $2.7 million, or $0.22 per share, and represent net earnings and earnings per share on an ongoing operating basis. Fiscal 1999 "adjusted" amounts reflect what the Company believed the

1999 operating results may have been after removing the operating results of its Systems & Electronics Inc. subsidiary, which was sold on September 30, 1999, and certain nonrecurring items, and assuming that all of the actions taken in fiscal 1999 to reposition the Company were complete at the beginning of the year. The Company believes presenting "adjusted" results provides a more meaningful presentation for purposes of evaluating the Company's fiscal 2000 financial performance compared with the prior year.

     In fiscal 2000, the Company achieved sales of $300.2 million, an increase of $56.9 million, or 23 percent, over fiscal 1999's "adjusted" sales of $243.3 million. Earnings from operations in fiscal 2000 were $14.1 million, or $1.11 per share, compared with "adjusted" earnings of $7.7 million, or $.61 per share, in fiscal 1999. The Company made excellent progress towards achievement of its strategic objectives in fiscal 2000. Of major significance were the completion of three acquisitions, which contributed $13.7 million of sales in the fourth quarter, and the divestiture of the microwave business of the Company's Rantec subsidiary.

     Based on the evaluation of the above factors, the Committee approved a performance compensation plan payment of $421,173 for the Chief Executive Officer. Fiscal year 2000 total cash compensation for the Chief Executive Officer remained slightly below the market as determined by the 1999 median compensation level of chief executive officers based on the aforementioned compensation report. The total cash compensation levels established for the Company's other executive officers are detailed in the Summary Compensation Table on page 10. The fiscal 2000 total cash compensation levels for the other executive officers as a group are lower than the median cash compensation levels for the comparable executive officers of the comparison companies.

     Consistent with the Committee's objective of aligning the interests of senior management and Stockholders, in fiscal 2000 the Committee awarded the executive officers (other than the Chief Executive Officer) as a group, options for a total of 45,000 shares under the 1994 Stock Option Plan. The Chief Executive Officer did not receive a stock option award in fiscal 2000. The option exercise price of all such options awarded is the fair market value of the shares on the date of the award.

     The Company has employment agreements with the Chief Executive Officer and the other executive officers as described on page 15. The Chief Executive Officer and the other executive officers are covered by a Severance Plan which is described on page 14.

     Section 162(m) of the Internal Revenue Code denies a federal income tax deduction for compensation in excess of $1 million paid to any of the Company's highest paid executive officers unless the compensation qualifies for a performance-based exception. The 1999 Stock Option Plan is designed to permit awards that satisfy the performance-based exception of section 162(m). To date, no other specific action has been taken with respect to section 162(m) because the Company's compensation levels have not been expected to exceed the $1 million limit by a material amount. The Committee intends to review the potential effect of section 162(m) periodically and may in the future take other appropriate actions to qualify, to the extent reasonable, executive officer compensation for deductibility under section 162(m).

SUMMARY

     The Committee believes the Company's compensation program has been designed and managed by the Committee to directly link the compensation of the Company's executives to Company performance, individual performance and Stockholder return. The level of total direct compensation paid to the Company's Chief Executive Officer over the last three year period is slightly below the median competitive level for similar companies in the filtration/fluid flow comparison group. The total direct compensation for the Company's other executives falls within the first quartile as determined by the comparison group, and is commensurate with their executive officer tenure. The Committee will continue to address these compensation levels over time, consistent with Company and individual performance, and will continue to emphasize performance-based and stock-based compensation that links management and Stockholder interests.

                                          The Human Resources and
                                          Ethics Committee
                                          D.C. Trauscht, Chairman
                                          J. J. Carey
                                          L.W. Solley

                           SUMMARY COMPENSATION TABLE

     The following table contains certain information concerning compensation for each of the last three fiscal years to the Company's Chief Executive Officer and its other three executive officers serving at September 30, 2000, for all services rendered in all capacities to the Company and its subsidiaries.

                                                                                     LONG TERM-COMPENSATION
                                                                             --------------------------------------
                                          ANNUAL COMPENSATION                         AWARDS              PAYOUTS
                              -------------------------------------------    ------------------------   -----------
                                                                                ($)           (#)                        ($)
                                                                 ($)         RESTRICTED    SECURITIES       ($)       ALL OTHER
          NAME AND            FISCAL     ($)        ($)      OTHER ANNUAL      STOCK       UNDERLYING      LTIP        COMPEN-
     PRINCIPAL POSITION        YEAR     SALARY     BONUS     COMPENSATION      AWARDS       OPTIONS     PAYOUTS (1)   SATION (2)
     ------------------       ------    ------     -----     ------------    ----------    ----------   -----------   ----------
D.J. Moore..................   2000    $440,000   $421,173     $28,706        $      0            0      $662,298        $437
Chairman, President and        1999     425,000    246,500      18,927               0       54,000             0         390
Chief Executive Officer        1998     400,000    225,000       5,200         564,000(3)         0       641,672         341
C.J. Kretschmer.............   2000     140,000     86,700      12,609               0       15,000       168,595           0
Senior Vice President and      1999
Chief Financial Officer        1998
V.L. Richey, Jr.............   2000     120,000     74,418      34,939(4)            0       15,000       159,546           0
Senior Vice President and      1999     110,000     44,200       1,847               0       18,000             0           0
Group Executive                1998
A.S. Barclay................   2000     105,000     65,475      46,234(4)            0       15,000       135,469           0
Vice President, Secretary
  and                          1999
General Counsel                1998

-------------------------
(1) Pay-outs earned in fiscal years 2000 and 1998 were both earned pursuant to the 1997 Performance Share Plan; however, no payout related to the amounts earned in fiscal 2000 will vest and be distributed unless the recipient continues in the employment of the Company through March 31, 2001. Valuation is based on the closing market prices of the stock on the dates the award increments were earned. Dividends, if any, will not be paid prior to the vesting and distribution of the stock.

(2) Represents the dollar value of the benefit of premiums paid for split-dollar life insurance policies.

(3) Represents fair market value of $17.625 per share at the time of award for the 32,000 shares awarded. The value of these shares at September 30, 2000 was $556,000 based on fair market value of $17.375 per share. These shares vested on September 30, 2000. As of that date, Mr. Moore held no other restricted stock.

(4) Includes $16,500 interest payment on loan for purchase of Common Shares under Executive Stock Purchase Plan.

     The Company's stock option, restricted stock award and performance share award agreements and Supplemental Executive Retirement Plan applicable to certain of the named executive officers generally provide for acceleration of vesting and, in certain cases, payout, of awards and retirement benefits under such agreements and Plan in the event of a change in control of the Company, as defined in such agreements and Plan, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                              ---------------------------------------------------
                                                 (#)        % OF TOTAL
                                                NUMBER       OPTIONS
                                                  OF         GRANTED
                                              SECURITIES        TO                                      ($)
                                              UNDERLYING    EMPLOYEES     ($/SHARE)                  GRANT DATE
                                               OPTIONS      IN FISCAL     EXERCISE     EXPIRATION     PRESENT
                   NAME                       GRANTED(1)       YEAR         PRICE         DATE        VALUE(2)
                   ----                       ----------    ----------    ---------    ----------    ----------
C.J. Kretschmer...........................      15,000        15.11       $11.6250      11/11/09      $71,197
V.L. Richey...............................      15,000        15.11        11.6250      11/11/09       71,197
A.S. Barclay..............................      15,000        15.11        11.6250      11/11/09       71,197

-------------------------
(1) All stock option grants are non-transferable, have a term of ten years from the date of grant, and have an exercise price equal to 100% of the fair market value on the date of grant. All options are exercisable as follows: one-third of the options granted may be exercised on or after one year after the date of grant, one-third on or after two years after the date of grant, and one-third on or after three years after the date of grant. In the event of a change in control of the Company, 100% of the options granted may be immediately exercised.

(2) Estimated present values based on the Black-Scholes option pricing model, a mathematical formula used to value options traded on stock exchanges. The following assumptions were used in applying the model to calculate the values: expected future stock price annual volatility rate of 0.2915; risk-free rate of return of 5.791% for the option term; annual dividend yield of 0%; and a ten-year option term. No adjustments have been made for non-transferability or risk of forfeiture. The actual value of the options will depend on the market price of the shares on the date the options are exercised, and may vary significantly from the theoretical values estimated by the Black-Scholes model.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

     The following table provides certain information concerning stock option exercises during fiscal year 2000 by each of the named executive officers and the value of their unexercised options at September 30, 2000.

                                                                           (#)                  ($)
                                                                       SECURITIES            VALUE OF
                                                                       UNDERLYING          UNEXERCISED,
                                                                       UNEXERCISED         IN-THE-MONEY
                                          (#)                          OPTIONS AT           OPTIONS AT
                                        SHARES           ($)             9/30/00            9/30/00 (2)
                                       ACQUIRED         VALUE         EXERCISABLE/         EXERCISABLE/
               NAME                   ON EXERCISE    REALIZED (1)     UNEXERCISABLE        UNEXERCISABLE
               ----                   -----------    ------------     -------------        -------------
D.J. Moore........................      48,610         $661,577      51,936 / 54,000    $491,387 / $356,060
C.J. Kretschmer...................           0                0      20,648 / 27,000      214,799 / 165,374
V.L. Richey, Jr...................           0                0      13,225 / 35,000       78,539 / 204,937
A.S. Barclay......................           0                0       6,918 / 22,000       68,677 / 132,406

-------------------------
(1) Based on the difference between the average of the high and low market prices on the date of exercise and the option price.

(2) Based on the difference between the average of the high and low market prices on September 30, 2000 and the option price.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding awards made to the named executive officers during fiscal year 2000 under the Company's 1997 Performance Share Plan.

                                                                   NUMBER OF
                                                                 SHARES, UNITS
                                                                      OR              PERFORMANCE OR
                                                                 OTHER RIGHTS       OTHER PERIOD UNTIL
                            NAME                                      (1)          MATURATION OR PAYOUT
                            ----                                 -------------     --------------------
V.L. Richey, Jr.............................................         3,500              FY '00-'01
A.S. Barclay................................................         4,500              FY '00-'01

-------------------------
(1) Represents performance units awarded pursuant to the Plan. An equivalent number of shares were earned in fiscal year 2000 due to the achievement of the stock price target levels, which were based on the average stock price over a period of thirty consecutive trading days. For the awards to vest and be distributed, recipients must continue in the employment of the Company through March 31, 2001. All awards made to date provide for acceleration of vesting of awards in the event of a change in control of the Company, as defined in the Plan.

                                RETIREMENT PLAN

     At the time of the 1990 spin-off of the Company by Emerson Electric Co. ("Emerson"), the Company established a Retirement Plan (the "Retirement Plan") in which the Company's executive officers as well as other covered employees participate. Prior to the 1990 spin-off, the executive officers participated in one of the pension plans of Emerson or its subsidiaries. The Retirement Plan is substantially identical to the Emerson Retirement Plan at the time of the 1990 spin-off (the "Emerson Retirement Plan"). Under the Retirement Plan, a participant will be credited with his service under the Emerson Retirement Plan, but his benefit accrued under the Retirement Plan will be offset by his benefit accrued under the Emerson Retirement Plan as of September 30, 1990. Benefits under the Retirement Plan may be reduced under certain maximum provisions of the Internal Revenue Code. In 1993, the Company adopted a Supplemental Executive Retirement Plan (the "SERP") which provides that where any such reductions occur, the Company will pay a retirement supplement (as an operating expense) to certain executives, including certain executive officers. The SERP will maintain total retirement benefits at the formula level of the Retirement Plan.

                               PENSION PLAN TABLE

                                                 ANNUAL RETIREMENT BENEFIT AT AGE 65 AFTER
                                    --------------------------------------------------------------------
            AVERAGE                    10          15          20          25          30          35
             ANNUAL                 YEARS OF    YEARS OF    YEARS OF    YEARS OF    YEARS OF    YEARS OF
          COMPENSATION              SERVICE     SERVICE     SERVICE     SERVICE     SERVICE     SERVICE
          ------------              --------    --------    --------    --------    --------    --------
$150,000........................    $ 20,745    $ 31,118    $ 41,490    $ 51,863    $ 62,235    $ 72,608
 250,000........................      35,745      53,618      71,490      89,363     107,235     125,108
 350,000........................      50,745      76,118     101,490     126,863     152,235     177,608
 450,000........................      65,745      98,618     131,490     164,363     197,235     230,108
 550,000........................      80,745     121,118     161,490     201,863     242,235     282,608
 650,000........................      95,745     143,618     191,490     239,363     287,235     335,108
 750,000........................     110,745     166,118     221,490     276,863     332,235     387,608
 850,000........................     125,745     188,618     251,490     314,363     377,235     440,108
 950,000........................     140,745     211,118     281,490     351,863     422,235     492,608
1,050,000.......................     155,745     233,618     311,490     389,363     467,235     545,108
1,150,000.......................     170,745     256,118     341,490     426,863     512,235     597,608

     These plans provide for fixed retirement benefits based on the participant's credited years of service, five-year average compensation (the highest average annual cash compensation during any five consecutive years), and applicable Social Security covered compensation. The dollar amounts listed for salary and bonus in the Summary Compensation Table are substantially the same as the compensation covered by these plans. The foregoing table shows the combined annual benefits that will be payable from these plans on the basis of a single life annuity with five years certain.

     Under current law, the benefit amounts will not be subject to any deduction for Social Security or other offset amounts. The credited years of service covered by these plans for each of the persons named in the Summary Compensation Table were as follows as of October 1, 2000: Mr. Moore, 16.5; Mr. Kretschmer, 23; Mr. Richey, 15; and Ms. Barclay, 12. Payment of the specified retirement benefits is contingent upon continuation of the plans in their present form until the employee retires.

                               PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total shareholder return on the Common Shares as measured against the Standard & Poor's 500 Stock Index (the "Index") and a peer group (the "2000 Peer Group"). The Company is not a component of the Index or the 2000 Peer Group. The measurement period begins on September 30, 1995 and measures at each September 30 thereafter. These figures assume that all dividends paid over the measurement period were reinvested, and the starting value of each index and the investments in the Common Shares were $100 at the close of trading on September 30, 1995. [PERFORMANCE GRAPH]

                                                 ESCO TECHNOLOGIES INC.          2000 PEER GROUP                 S&P 500
                                                 ----------------------          ---------------                 -------
9/95                                                     100.00                      100.00                      100.00
9/96                                                     139.44                      120.34                      112.25
9/97                                                     262.14                      169.01                      118.01
9/98                                                     152.45                      184.30                       85.04
9/99                                                     165.46                      235.54                      107.49
9/00                                                     189.63                      266.83                      108.44


                                9/95          9/96           9/97           9/98           9/99           9/00
 ESCO Technologies Inc.         100          139.44         262.14         152.45         165.46         189.63
 S&P 500                        100          120.34         169.01         184.30         235.54         266.83
 2000 Peer Group                100          112.25         118.01          85.04         107.49         108.44

     The 2000 Peer Group is comprised of Calgon Carbon Corporation, Clacor Inc., Cuno Inc., Donaldson, Inc., Ionics Inc., Lydall Inc., Millipore Corp., Osmonics Inc. and Pall Corporation. The companies composing the 2000 Peer Group are the same companies which composed the "1999 Peer Group" used in the proxy statement for the 2000 Annual Meeting of Stockholders, except that Farr Co. has since been acquired by a foreign company, and has been excluded.

                                 SEVERANCE PLAN

     The Company has established a Severance Plan (the "Plan") covering the executive officers. Under the Plan, following an occurrence of a Change of Control (as defined), each executive officer will be entitled to be employed by the Company for a three-year period with respect to Mr. Moore, and for a two-year period with respect to Messrs. C.J. Kretschmer and V.L. Richey, Jr. and Ms. A.S. Barclay, during which: (i) he or she will be paid a minimum base salary equal to his or her base salary prior to the Change of Control, and a minimum annual bonus based on the average of his or her bonuses during the last five preceding fiscal years, disregarding the highest and lowest such years, and (ii) he or she will continue to receive the employee benefits to which he or she was entitled prior to the Change of Control. During this employment period, if the executive officer's employment is terminated by the Company other than for cause or disability, or the executive officer terminates his or her employment following certain actions by the Company, he or she will be entitled to receive, among other things: (i) three times, in the case of Mr. Moore, and two times in the case of Messrs. Kretschmer and Richey and Ms. Barclay, his or her minimum annual base salary and minimum annual bonus, (ii) in the case of Messrs. Moore, Kretschmer and Richey, the lump sum value of a supplemental retirement benefit equal to the difference between (a) his benefits under the Retirement Plan and SERP by the addition of three years in the case of Mr. Moore, and two times in the case of Messrs. Kretschmer and Richey, of credited service and (b) the amounts actually payable under such plans, and
(iii) the continuation of his or her employee benefits for three years in the case of Mr. Moore, and two years in the case of Messrs. Kretschmer and Richey and Ms. Barclay. The Company may amend the Plan, but no amendment adverse to the rights of the executive officers will be effective unless notice thereof has been given by the Company to the affected executive officers at least one year prior to the occurrence of a Change of Control.

                             EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements effective on or about November 1, 1999 with Messrs. Moore, Kretschmer and Richey and Ms. Barclay, the current executive officers. The employment agreements have terms of four years for Mr. Moore and three years for the other current executive officers. The agreements provide for a base salary of not less than their fiscal year 1999 base salary, as increased in accordance with the Company's compensation policy, and an annual bonus in accordance with the Performance Compensation Plan. These executives are also entitled to participate in any stock options, restricted stock awards, performance shares and other compensation as the Company's Human Resources and Ethics Committee shall determine. They are also entitled to participate in all employee benefit programs of the Company applicable to senior executives, and the Company will continue to provide certain perquisites.

     The Company has the right to terminate the employment of the current executive officers at any time upon thirty days notice for cause or without cause, and these executives have the right to resign at any time upon thirty days notice. If an executive's employment is terminated by the Company other than for cause, or if an executive terminates his employment following certain actions by the Company, the executive will be entitled to receive certain benefits. In the case of Mr. Moore, he will receive: (i) for three years, the continuation of his then-current base salary and bonus (bonus calculated using the average annual percentage of base salary under the Performance Compensation Plan for the past five consecutive fiscal years, excluding the highest and lowest percentage), (ii) the lump sum value of a supplemental retirement benefit equal to the difference between (a) his benefits under the Retirement Plan and SERP by the addition of three years of credited service and age and (b) the amounts actually payable under such plans, (iii) immediate vesting of outstanding stock options and restricted stock awards, and immediate vesting and payout of awards outstanding under the performance share plan, and (iv) continuation of certain employee benefits and perquisites for the period of base salary continuation. In the case of the other current executive officers, they will receive: (i) for one year, the continuation of his or her then-current base salary and bonus (bonus calculated by using no less than the annual percentage of base salary under the Performance Compensation Plan for the last fiscal year), (ii) immediate vesting of outstanding stock options and immediate vesting and payout of shares earned under the performance share plan, and (iii) continuation of certain employee benefits and perquisites for the period of base salary continuation. If an executive's employment is terminated in connection with a Change of Control, or in the case of Mr. Moore, if he terminates his employment based on a Change of Control, the executive will not receive the foregoing benefits, and will receive instead the benefits payable under the Company's Severance Plan.

     All of the aforementioned agreements prohibit the executives from disclosing confidential information or trade secrets concerning the Company, and for a specific period from soliciting employees of the Company and from soliciting customers or distributors of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information with respect to the number of Common Shares beneficially owned by the directors and executive officers of the Company as of November 1, 2000. Except as otherwise noted, each person has sole voting and investment power as to his or her shares.

                                                                    NUMBER OF
                                                                  COMMON SHARES
                NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)(2)
                ------------------------                    -------------------------
W.S. Antle III..........................................               6,821
A.S. Barclay............................................              28,942(3)
J.J. Carey..............................................               8,075
C.J. Kretschmer.........................................              59,910(3)
J.M. McConnell..........................................               5,077
D.J. Moore..............................................             353,448(3)(4)
V.L. Richey, Jr.........................................              44,298(3)
L.W. Solley.............................................               1,700
J.M. Stolze.............................................               1,500
D.C. Trauscht...........................................              10,375
All directors and executive officers as a group (10
  persons)..............................................             520,146

-------------------------
(1) The percentage of total outstanding Common Shares beneficially owned by any individual does not exceed 1%, except in the case of Mr. Moore who beneficially owns 2.9%. The percentage beneficially owned by all directors and executive officers as a group is 4.2%.

(2) Includes the following Common Shares covered by employee stock options granted under the 1994 and 1997 Stock Option Plans which the individual has the right to acquire within 60 days after November 1, 2000: Mr. Moore 69,936; Mr. Kretschmer 29,648; Mr. Richey 24,225; Ms. Barclay 14,251; and all directors and executive officers as a group, 138,060.

(3) Includes 11,980 Common Shares for Ms. Barclay, 13,660 Common Shares for Mr. Kretschmer, 20,480 Common Shares for Mr. Moore and 13,660 Common Shares for Mr. Richey purchased on the open market during fiscal 2000 under the Company's Executive Stock Purchase Plan, the purpose of which is to provide incentives to executive officers and certain other senior executives to encourage their ownership of Common Shares. Under the Plan, the Company reimbursed the participants for the approximate costs of interest on third-party loans for the purchase price of the shares, and paid the participants a portion of income taxes owed on such reimbursement payments. In connection with the Plan, the Company adopted stock ownership guidelines for the participants.

(4) Includes 40,000 Common Shares which are non-transferable and subject to certain vesting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to each person known by the Company to beneficially own more than five percent of the outstanding Common Shares:

                                                                    NUMBER OF            PERCENT
                    NAME AND ADDRESS OF                           COMMON SHARES       OF OUTSTANDING
                      BENEFICIAL OWNER                          BENEFICIALLY OWNED    COMMON SHARES
                    -------------------                         ------------------    --------------
Merrill Lynch & Co., Inc....................................       1,015,700(1)           8.2%
On behalf of Merrill Lynch Investment Managers
800 Scudders Mill Road
Plainsboro, NJ 08536
Dimensional Fund Advisors Inc...............................         909,400(2)           7.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Franklin Resources, Inc.....................................         651,700(3)           5.3%
and certain other parties
777 Mariners Island Boulevard
San Mateo, CA 94403-7777

-------------------------
(1) Based on information provided by Merrill Lynch & Co., ("ML&Co.") indicating beneficial ownership as of November 1, 2000 by ML&Co. on behalf of Merrill Lynch Investment Managers. In aggregate, these shares are held by certain private accounts as well as investment companies registered under the Investment Company act of 1940 which are managed by Merrill Lynch Investment Managers, L.P. ("MLIM L.P.") and Fund Asset Management, L.P. ("FAM L.P."). MLIM L.P. and FAM L.P. are investment advisers registered under Section 203 of the Investment Advisors Act of 1940 and are wholly-owned subsidiaries of ML&Co. As such, ML&Co. may be deemed to share with MLIM L.P. and FAM L.P. dispositive power and voting authority. As of November 1, 2000, one such investment company managed by FAM L.P., the Merrill Lynch SmallCap Value Fund, Inc., held 683,800 shares, which represented 5.5% of the outstanding Common Shares on that date.

(2) Based on information contained in Schedule 13G under the Securities Exchange Act of 1934, dated February 11, 2000, filed by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over all such 909,400 shares, which are owned by the Funds. Dimensional disclaims beneficial ownership of all such shares.

(3) Based on information provided by Franklin Resources, Inc. ("FRI") indicating beneficial ownership as of September 30, 2000 by the mutual funds in the Franklin/Templeton Group of Funds (a tradename for U.S. based separate, unaffiliated investment companies whose investment advisers are direct or indirect wholly-owned subsidiaries of FRI) and other managed accounts advised by direct or indirect wholly-owned subsidiaries of FRI. Charles B. Johnson and Rupert H. Johnson, Jr. each owns in excess of 10% of the outstanding common stock of FRI, and may each be deemed to be the beneficial owners of the 651,700 shares. Franklin Advisory, LLC ("FAS") is the investment advisor for such shares. FAS has sole voting power as to 628,600 shares and sole investment power as to 651,700 shares. Each of the foregoing persons and entities disclaims any economic interest in or beneficial ownership of the 651,700 shares. The address of FAS is One Parker Plaza, Sixteenth Floor, Fort Lee, NJ 07024.

TRANSACTIONS WITH MANAGEMENT

     On December 5, 2000, the Company purchased 14,400 Common Shares from Mr. Moore for a total price of $258,336, which was based on $17.94 per share, the average of the high and low prices of the Common Shares on the New York Stock Exchange on the date of the transaction. These shares represented a portion of the 32,000 shares of restricted stock awarded to Mr. Moore on October 16, 1997 and which vested on

September 30, 2000. The Company withheld the purchase price and applied it to the income taxes owed by Mr. Moore in connection with the award.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE TWO NOMINEES FOR DIRECTORS.

               II. PROPOSAL TO APPROVE 2001 STOCK INCENTIVE PLAN

     As part of a continuing program of executive incentive compensation, the Board of Directors, on August 10, 2000, adopted the 2001 Stock Incentive Plan (the "2001 Plan") subject to approval of the Stockholders. The major purpose of this action was to create an incentive for executive, managerial and other salaried employees to remain with the Company and to work for the achievement of the Company's strategic objectives.

     The Plan permits the granting of a variety of stock-based awards to facilitate formulation of effective incentive arrangements, subject to the limits on the number of shares specified for certain types of awards. To accomplish this purpose, the Human Resources and Ethics Committee of the Board of Directors (the "Committee") may grant awards under the 2001 Plan in the form of Stock Options, Stock Appreciation Rights ("SARs") and Performance Shares, as well as other stock-based awards which may be earned by achieving performance objectives, service requirements and/or other criteria as determined by the Committee. The Committee shall be constituted to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor to such Rule.

     The aggregate number of Performance Shares which may be issued under the 2001 Plan may not exceed 482,814, except as provided in the following paragraph (which number shall be adjusted to reflect any subsequent stock dividends, stock splits and similar matters affecting the number of outstanding Common Shares). This number comprises 430,000 new shares and 52,814 shares carried over from the 1997 Performance Share Plan (the "1997 Plan") which were not awarded or were canceled under the 1997 Plan. In the event an award of shares is canceled due to termination of a participant's employment, failure to meet performance objectives, or any other reason, the Committee may again use such shares for the granting of subsequent awards.

     In addition, beginning February 8, 2001 and on each October 1 thereafter through October 1, 2004, there shall be added to the authorized shares allocated to the Plan the lesser of (i) one percent (1%) of the total outstanding shares as of each such date, or (ii) one hundred twenty-five thousand (125,000) shares, which may be used for the grant of Stock Options, SARs, Performance Share awards, or other stock-based awards; provided, however, that not more than two hundred thousand (200,000) of such additional shares may be used for Performance Share awards.

     The number of shares with respect to which stock options and SARs may be granted to any individual during any calendar year may not exceed one hundred twenty-five thousand (125,000) shares. If any stock option expires or terminates without having been exercised in full, the unpurchased shares subject to such option will again be available for awards under the 2001 Plan. Any shares tendered in exercise of a stock option will be available for awards under the 2001 Plan.

     As of September 30, 2000, there were 405,566 Common Shares reserved under the 1994 and 1999 Stock Option Plans for future stock option grants at fair market value, with ten year terms. The 1990 Stock Option Plan expired during fiscal year 2000, and all unexercised shares were canceled.

     Participants in the 2001 Plan are executive, managerial and other salaried employees who are determined by the Committee to be eligible for awards thereunder.

     The complete text of the 2001 Plan is set forth in Exhibit B to this proxy statement. The following summary of certain provisions of the 2001 Plan is qualified by reference to the text of the 2001 Plan.

PERFORMANCE SHARE AWARDS

     Approximately 18 senior executives, including the four executive officers, are currently eligible to participate in the Performance Share awards as defined in Section 9 of the 2001 Plan.

     An award of Performance Shares represents the right of the participant to receive Common Shares (or equivalent value) if specified performance objectives and/or service requirements are achieved. The performance objectives may be established and adjusted from time to time by the Committee and need not be the same for all participants. The performance objectives may include achievement of specified price levels for the Common Shares, earnings, cash flow, sales, profitability, or any other measure the Committee may adopt.

     The earnout of Performance Share awards will be contingent upon the achievement of performance objectives and/or service requirements established by the Committee. Each program will have one or more specified objectives and performance periods over which the objectives are targeted for achievement. Participation in a specific program and the terms of the corresponding Performance Share award will be specified in a Notice of Award delivered to the participant at the time of the award. The Committee may require participants to own Common Shares representing such percentage of the Performance Shares awarded as the Committee may determine to be appropriate, and may require the participant to provide proof of such ownership and to report any changes in that ownership during the performance period. The Committee may also establish additional service requirements in order for payment of an earned portion of the award to be made.

     The amount which a participant will be entitled to receive during the performance period will be the applicable percentage of the award with respect to which the targeted performance objectives were met, as determined by the Committee. In the event of a "change of control" of the Company (as defined in Section 11(v) of the 2001 Plan attached hereto), the Committee may change or eliminate any performance objective or service requirement. Distribution may be made in Common Shares, in cash or in any combination thereof as determined by the Committee, but the aggregate number of Common Shares issued under the 2001 Plan may not exceed the number specified above. The Company is authorized to withhold from any such distribution an amount (including Common Shares) necessary to satisfy income tax withholding requirements in respect of such distribution. Participants may irrevocably elect, at the time of their award, to defer distribution, in which event during the deferral period the participant's account will be credited with an amount equal to the dividends, if any, paid on the Common Shares for the number of shares credited to the account.

     Unless otherwise determined by the Committee, in order to receive distribution of Performance Share awards, a participant must have been continuously employed by the Company or a subsidiary for such period as the Committee may determine, subject to the proration of distribution at the discretion of the Committee in the event of retirement or termination of employment due to death, disability or otherwise.

     Subject to the approval of the 2001 Plan by the Stockholders, the Committee established the initial performance programs under the 2001 Plan and made the Performance Share awards set forth below. If Stockholder approval of the 2001 Plan is not obtained, the 2001 Plan awards will be void and of no effect.

                            PERFORMANCE SHARE AWARDS

NAME AND POSITION                                             DOLLAR VALUE ($)(1)   NUMBER OF SHARES
-----------------                                             -------------------   ----------------
D.J. Moore..................................................      $1,174,003             64,000
  Chairman, President and Chief Executive Officer
C.J. Kretschmer.............................................      $  366,876             20,000
  Senior Vice President and Chief Financial Officer
V.L. Richey, Jr. ...........................................      $  366,876             20,000
  Senior Vice President and Group Executive
A.S. Barclay................................................      $  311,845             17,000
  Vice President, Secretary and General Counsel
Executive Officers as a Group...............................      $2,219,600            121,000
Non-Executive Director Group................................               0                  0
Senior Executive Group (excluding Executive Officers).......      $2,292,975            125,000

-------------------------
(1) Calculated based on the average of the high and low prices of the Common Shares on the New York Stock Exchange on August 10, 2000, the date of the awards. The dollar values listed in the table assume that the targeted performance objectives, the continuous employment requirement and the other requirements of the awards are met and that the total number of shares awarded are actually earned and paid. The actual dollar value of the awards would be the market value of the shares on the dates the shares are paid to the participants.

STOCK OPTIONS AND SARS

     Stock options and SARs may be granted only to key officers, managers and professional employees. Currently, approximately 90 employees, including the four executive officers, are eligible to participate in the stock option awards.

     The Committee will have plenary authority to determine the terms and provisions of each stock option and SAR agreement (which need not be identical). Under the Internal Revenue Code of 1986, as amended, to the extent the aggregate fair market value, determined at the time of grant, of Common Shares with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, such options are treated as non-statutory stock options. The purchase price under each stock option may not be less than 100% of the fair market value of the Common Shares at the time of the grant. Such fair market value shall generally be considered to be the mean between the high and low price of the Common Shares as traded on the New York Stock Exchange on the day the option is granted; provided, that the Committee may adopt any other criterion for the determination of such fair market value as it may determine to be appropriate.

     The purchase price is to be paid in full upon the exercise of the stock option, either (i) in cash, (ii) by the tender to the Company of Common Shares owned by the optionee for at least six (6) months and registered in his name, having a fair market value equal to the cash exercise price of the stock option being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with, or to conform to the requirements of, any applicable laws or regulations, (iii) by any combination of the payment methods specified in clauses (i) and (ii) hereof, or (iv) such other methods determined by the Committee; provided, that no Common Shares may be tendered in exercise of an incentive stock option if such shares were acquired by the optionee through the exercise of an incentive stock option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such prior incentive stock option was granted. In addition, the optionee may effect a "cashless exercise" of a stock option in lieu of paying the stock option price in cash or Common Shares owned by the optionee by means of a "same day sale" in which the option shares are sold through a broker selected by the optionee and a portion of the proceeds to cover the exercise price is paid to the Company, or otherwise in accordance with the rules and procedures adopted by the Committee.

     Under the 2001 Plan, at the time an option is granted or at any time thereafter, the Committee, in its discretion, may grant to an optionee an alternative SAR with respect to all or any part of the number of shares covered by his unexercised option. The optionee who also holds a SAR may, in lieu of exercising the option, exercise the SAR. Upon exercise of the SAR, the optionee will be paid in cash or Common Shares an amount equal to the excess of the fair market value of one share on the date of exercise over the per share exercise price for the option in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. The Committee will determine the form of payment of the SAR. Each SAR will be exercisable for such period as the Committee determines, which time period may not exceed the time period during which the corresponding option may be exercised.

     The term of each option will be not more than ten years from the date of grant. Subject to limitations set out in the next paragraph, options will be exercisable at such time or times as the Committee in each instance approves, which need not be uniform for all options.

     Incentive stock options and SARs will not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee. An option or SAR must be exercised prior to the termination of employment, except as follows: if employment is terminated with the approval of the Company, the Committee in its discretion may permit the option or SAR to be exercised, to the extent it was exercisable at the date of termination, within three months after such termination (one year in the case of termination on account of retirement on or after age 60 ("Retirement")); if employment is terminated on account of disability, the option or SAR may be exercised, to the extent it was exercisable at the date of termination, within one year after such termination; in the event of death of the optionee while employed by the Company or (if the Committee has permitted an extension as provided above in this paragraph) within three months after termination of employment (or one year in the case of termination due to disability or Retirement), the option or SAR may be exercised, to the extent it was exercisable at the date of death, within one year after the date of death; but in no case may an option or SAR be exercised after 10 years from the date of grant of the option.

OTHER STOCK-BASED AWARDS

     The Committee may from time to time grant other stock-based awards including without limitation those awards pursuant to which shares may be acquired in the future, such as awards denominated in Common Shares, stock units, securities convertible into Common Shares and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable agreement for, the terms and conditions of such other stock-based awards. The Committee may, in its sole discretion, direct the Company to issue Common Shares in respect of other stock-based awards subject to restrictive legends, stop transfer instructions or other restrictions as it may deem appropriate.

AMENDMENT AND TERMINATION OF 2001 PLAN

     The 2001 Plan may be amended by the Committee; provided that no amendment shall be made without the approval of the Stockholders if such amendment would increase the benefits accruing to participants, increase the number of Common Shares which may be granted under the 2001 Plan, or modify the requirements as to eligibility for participation in the 2001 Plan.

     The 2001 Plan will terminate on August 9, 2010, but stock options, SARs, Performance Share awards or other stock-based awards outstanding at the termination of the 2001 Plan shall continue in accordance with their terms and shall not be affected by such termination.

FEDERAL INCOME TAX CONSEQUENCES

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     Incentive Stock Options. An optionee does not realize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not realize any ordinary income by reason of the exercise, and the employer will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount of cash paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his gain or loss will be the difference between the amount realized on the disposition of the shares and his basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be long- or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is tax preference income taken into account in computing the alternative minimum tax applicable to individuals.

     Non-Statutory Stock Options. Non-statutory stock options do not qualify for the special tax treatment accorded to incentive stock options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a non-statutory option in an amount equal to the excess of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.

     As a result of the optionee's exercise of a non-statutory stock option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. If the optionee pays all or part of the option price of a non-statutory stock option by surrendering shares already owned by him, certain additional tax rules apply.

     The excess of the fair market value of the stock on the date of exercise of a non-statutory stock option over the exercise price is not a tax preference item.

     Stock Appreciation Rights. Although the recipient of a SAR does not recognize income at the time the right is granted, he will recognize income when the right is exercised in an amount equal to the cash and the fair market value of the property he receives. The Company will be entitled to deduct as compensation an amount equal to the income recognized by the recipient.

     However, so long as sale of the stock (if any) received would subject him to suit under Section 16(b) of the Securities Exchange Act of 1934, the recipient does not recognize income and no tax deduction is allowed to the Company until the earlier of the expiration of six months from the date of exercise and the date on which the Section 16(b) restriction lapses. At such time, the recipient will recognize income equal to the fair market value of the stock at the time the Section 16(b) restriction lapses and the Company will be entitled to a tax deduction of a like amount. The recipient may elect to recognize income upon receipt of the stock and not at the later time, in which case the tax consequences to the recipient and the Company are the same as if he were not subject to the Section 16(b) restriction.

     If a SAR is paid in stock, the recipient's basis will be equal to the amount of ordinary income recognized by the recipient in respect of such stock, and his holding period will commence on the day such income is recognized.

     The foregoing is a summary of the federal income tax consequences to the participants in the 2001 Stock Incentive Plan and to the Company, based upon current income tax laws, regulations and rulings.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 STOCK INCENTIVE PLAN.

                                  III. VOTING

     The affirmative vote of the holders of a majority of the shares entitled to vote which are present in person or represented by proxy at the 2001 Annual Meeting is required to elect directors, to approve the 2001 Stock Incentive Plan and to act on any other matters properly brought before the meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, proxies which are marked "Abstain" on the proposal to approve the 2001 Stock Incentive Plan, and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, against such proposal to approve the 2001 Stock Incentive Plan, and against such other matters, respectively. Shares not voted on one or more but less than all such matters on proxies returned by brokers will be treated as not represented at the meeting as to such matter or matters.

     The Company knows of no other matters to come before the meeting. If any other matters properly come before the meeting, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

                            IV. INDEPENDENT AUDITORS

     KPMG LLP was the Company's auditors for the fiscal year ended September 30, 2000, and the Audit and Finance Committee has selected it as auditors for the year ending September 30, 2001. A representative of KPMG LLP is expected to be present at the meeting with the opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                            V. STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended to be presented at the 2002 Annual Meeting must be received by the Company by August 11, 2001 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with regulations governing the solicitation of proxies.

     In order for a Stockholder to nominate a candidate for director, under the Company's Articles of Incorporation, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days before the meeting (but if the Company gives less than 50 days notice or prior public disclosure of the date of the meeting, then the Stockholder must give such notice within ten days after notice of the meeting is mailed or other public disclosure of the meeting is made, whichever occurs first). The Stockholder filing the notice of nomination must describe various matters regarding the nominee, including such information as name, address, occupation and shares held.

     In order for a Stockholder to bring other business before a Stockholder meeting, timely notice must be given to the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons therefore and other specified matters. The Board may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for Stockholder action in accordance with the provisions of applicable law. These requirements are separate from and in addition to the requirements a Stockholder must meet to have a proposal included in the Company's proxy statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

     In each case, the notice must be given to the Secretary of the Company, whose address is 8888 Ladue Road, Suite 200, St. Louis, Missouri 63124-2056. Any Stockholder desiring a copy of the Company's Articles of Incorporation or Bylaws will be furnished one without charge upon written request to the Secretary.

                                                                       EXHIBIT A

                             ESCO TECHNOLOGIES INC.
                            AUDIT COMMITTEE CHARTER

     The Board of Directors of ESCO Technologies Inc. (the "Company") hereby adopts this charter to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I. STATEMENT OF PURPOSE

     The Committee will assist the Board of Directors in overseeing and monitoring the Company's financial reporting process. The duties of the Committee are ones of oversight and supervision. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or the Company's compliance programs. The Board of Directors recognizes that the Committee will rely on the advice and information it receives from the Company's management and its internal and outside auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. In doing so, the Board expects that the Committee will maintain free and open communication with the other directors, the Company's independent and internal auditors and the financial management of the Company.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and each of them shall be independent of management, as that term is defined by sec.303.01(B)(3) of the New York Stock Exchange Rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment.

     Each member of the Committee shall have experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters. In addition, the Audit Committee shall include at least one person with financial management or accounting expertise.

     Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

III. MEETINGS.

     The Committee shall meet at least 4 times annually, or more frequently if circumstances dictate. One of these meetings shall include separate executive sessions with the Company's independent auditors and the Director of Internal Audit. Unless circumstances dictate otherwise, the meetings should occur quarterly in conjunction with a review of the Company's quarterly financial results.

IV. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE.

     The duties and responsibilities of the Committee shall include the following:

          1. Receive the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discuss with the auditors any issues required to be discussed regarding their independence.

          2. Annually evaluate the qualifications and prior performance of the Company's current independent auditors. Based on the representations regarding independence and the results of such evaluation, determine whether the independent auditors should be reappointed or replaced. If a determination is made that the current independent auditors should be replaced, recommend to the Board of Directors that the current auditors should be replaced and the selection of any replacement.

          3. Meet with the independent auditors and financial management of the Company in advance of the annual audit to review its proposed scope, the proposed scope of the quarterly reviews, and the procedures to be followed in conducting the audit and the reviews.

          4. Approve the compensation of the independent auditors.

          5. Review with the independent auditors any problems or difficulties the auditors may have encountered during the annual audit, including any restrictions placed on the scope of the audit, difficulties obtaining required information, significant areas of disagreement with management, areas where the planned scope of the audit was changed because of concerns or difficulties, significant audit adjustments, and any other matters required to be discussed by Statement of Auditing Standards No. 61.

          6. Review the Company's Annual Report on Form 10-K and the financial statements contained therein with the Company's financial management and independent auditors. Discuss any significant financial judgments made in connection with the preparation of the Company's financial statements. Receive assurances from financial management that the financial statements proposed to be included in the Company's Annual Report contain no material misstatements, and receive assurances from the independent auditors that, in the course of their audit, they learned of no material misstatement. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board of Directors that they be included in the Annual Report on Form 10-K.

          7. Review the Company's Quarterly Reports on Form 10-Q and the financial statements contained therein with the Company's financial management. Receive assurances from the Company's financial management that the financial statements included in the Company's reports do not contain any material misstatements, and receive assurances that the auditors learned of no material misstatements in the course of their review of such financial statements.

          8. Discuss at least annually with the Company's independent auditors the adequacy and effectiveness of the Company's internal controls. Review the management letter issued by the independent auditor and management's response thereto. Periodically assess action management has taken or progress it has made in addressing issues raised by the independent auditors.

          9. Approve the annual plan and associated resource allocation of the Internal Audit Department.

          10. Discuss at least annually with the internal audit executive the effectiveness of the Company's internal accounting controls, as well as any significant letters or reports to management issued by the internal auditors, and management's responses thereto.

          11. Discuss at least annually with the Company's General Counsel the effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements and any material reports or inquiries received from regulators or government agencies.

          12. Recommend to the Board of Directors that the Committee be authorized to commence and oversee any investigation deemed appropriate into any matters within the Committee's scope of responsibility, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

          13. Prepare the disclosure required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          14. Review this charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

          15. Report actions of the Committee to the Board of Directors with such recommendations as the Committee deems appropriate.

                                                                       EXHIBIT B

                             ESCO TECHNOLOGIES INC.
                           2001 STOCK INCENTIVE PLAN

1. PURPOSE OF THE PLAN.

     The ESCO TECHNOLOGIES INC. 2001 STOCK INCENTIVE PLAN (the "Plan") has been established by ESCO Technologies Inc., a Missouri corporation (the "Company"), to:

          (a) attract and retain executive, managerial and other salaried employees;

          (b) motivate participants, by means of appropriate incentives, to achieve long-range goals;

          (c) provide incentive compensation opportunities that are competitive with those of other similar businesses; and

          (d) further align a participant's interests with those of the Company's stockholders through compensation that is based on the Company's stock; and thereby promote the long-term financial interests of the Company, including the growth in value of the Company's equity and enhancement of long-term stockholder returns.

2. AWARDS UNDER THE PLAN.

     Awards granted under the Plan shall be stock options as described in
Section 7 ("Stock Options"), stock appreciation rights as described in Section 8 ("SARs"), performance share awards described in Section 9 ("Performance Share Awards") and awards based in stock other than Stock Options, SARs or Performance Share Awards as described in Section 10 ("Other Stock-Based Awards"). It is intended that certain Stock Options granted under the Plan will qualify as incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and that other Stock Options granted hereunder will not qualify as Incentive Stock Options.

3. STOCK SUBJECT TO THE PLAN.

     Four hundred thirty thousand (430,000) shares of the authorized but unissued Common Stock, par value of $0.01 per share, of the Company have been allocated to the Plan and will be reserved for Performance Share Awards and Other Stock-Based Awards under the Plan, plus the number of Shares which were authorized but not awarded under the ESCO Electronics Corporation 1997 Performance Share Plan (the "1997 Plan"), and which were awarded but become cancelled under the 1997 Plan. (This number shall be adjusted to reflect subsequent stock dividends, stock splits, reverse stock splits and similar matters affecting the number of outstanding shares of the Company's Common Stock). In the event any award of shares related to Performance Share Awards or Other Stock-Based Awards is cancelled on account of termination of a participant's employment, failure to meet performance objectives, or for any other reason, the Committee may again award the shares cancelled as additional Performance Share Awards or Other Stock-Based Awards. The Company may, in its discretion, use shares held in the Treasury in lieu of authorized but unissued shares. In addition, on February 8, 2001 and on each October 1 thereafter through October 1, 2004 there shall be added to the authorized shares allocated to the Plan the lesser of (i) one percent (1%) of the total outstanding shares as of each such date, or (ii) one hundred twenty-five thousand (125,000) shares which may be used for the grant of Stock Options, SARs, Performance Share Awards or Other Stock-Based Awards; provided, however, that not more than two hundred thousand (200,000) of such additional shares may be used for Performance Share Awards or Other Stock-Based Awards which consist of restricted stock. If any Stock Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Any shares of Common Stock which are used by an optionee as full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for the purposes of the Plan. The number of shares with respect to which Stock Options and SARs may be granted to any individual during any calendar year may not exceed one hundred twenty-five thousand (125,000) shares.

4. ADMINISTRATION.

     The Plan shall be administered by the Committee referred to in Section 5 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Stock Options, SARs, Performance Share Awards and Other Stock-Based Awards shall be granted and the number of shares to be subject to each award. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Stock Option, SAR, Performance Share Award and Other Stock-Based Award agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 4 shall be conclusive.

5. THE COMMITTEE.

     The Committee shall be the Human Resources and Ethics Committee of the Board of Directors and shall at all times be constituted to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor to such Rule. In addition, such Committee shall consist solely of two or more Outside Directors. For this purpose, an Outside Director shall mean a director of the Company who:

          (1) is not an employee of the Company or any subsidiary while he is a member of the Committee;

          (2) is not a former employee of the Company or a subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

          (3) has not been an Officer of the Company or a subsidiary; and

          (4) shall not receive Remuneration from the Company or a subsidiary either directly or indirectly in any capacity other than as a director.

"Remuneration" and "Officer" as used herein shall be determined in accordance with Treas. Reg. Sec.1.162-27(e)(3) or any successor thereto.

     The Committee shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Board of Directors shall select one member of the Committee as the Committee's Chairman, and the Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at any meeting at which there is a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

6. ELIGIBILITY.

     Stock Options and SARs may be granted only to key officers, managers and professional employees of the Company or its subsidiaries. The term "key officers, managers and professional employees" is not limited to, but includes, officers, whether or not they are directors, but does not include directors who are not also executive employees of the Company, or a subsidiary thereof. The term "subsidiary" shall mean any corporation or wholly-owned partnership (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option or SAR, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Section 424 of the Code. Performance Share Awards and Other Stock-Based Awards may be granted only to full time employees of the Company, its subsidiaries or any subsidiary of its subsidiaries, who may, but need not be, officers of the Company, or of its subsidiaries or divisions, who are determined by the Committee in its discretion, to be senior management personnel important to the future success of the Company, and to whom the Committee shall make a Performance Share Award or Other Stock-Based Award under the Plan.

7. STOCK OPTIONS.

     (a) Option Prices. The purchase price of the Common Stock under each Stock Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the Stock Option. Such fair market value shall generally be considered to be the mean between the high and low prices of the Company's Common Stock as traded on the New York Stock Exchange on the day the Stock Option is granted; provided, however, that the Committee may adopt any other criterion for the determination of such fair market value as it may determine to be appropriate.

     (b) Exercise of Stock Options. The purchase price is to be paid in full upon the exercise of the Stock Option, either (i) in cash, (ii) by the tender to the Company of shares of the Common Stock of the Company, owned by the optionee for at least six (6) months and registered in his name, having a fair market value equal to the cash exercise price of the Stock Option being exercised, with the fair market value of such stock to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with, or to conform to the requirements of, any applicable laws or regulations,
(iii) by any combination of the payment methods specified in clauses (i) and
(ii) hereof, or (iv) such other methods determined by the Committee; provided that, no shares of Common Stock may be tendered in exercise of an Incentive Stock Option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such prior Incentive Stock Option was granted. In addition, the optionee may effect a "cashless exercise" of a Stock Option in lieu of paying the exercise price in cash or shares of Common Stock of the Company owned by the optionee by means of a "same day sale" in which the option shares are sold through a broker selected by the optionee and a portion of the proceeds to cover the exercise price is paid to the Company, or otherwise in accordance with the rules and procedures adopted by the Committee.

     (c) Sale Proceeds. The proceeds from the sale of the stock subject to option are to be added to the general funds of the Company or to the shares of the Common Stock of the Company held in its Treasury, and used for its corporate purposes as the Board of Directors shall determine.

     (d) Incentive Stock Option Amounts. The maximum aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Common Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

     (e) Term of Stock Options. The term of each Stock Option shall be not more than ten (10) years from the date of granting thereof or such shorter period as is prescribed in subsection (f) following. Within such limit, Stock Options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Committee shall, in each circumstance, approve, which need not be uniform for all optionees; provided, however, that except as provided in subsections (f) and (g) following, no Stock Option may be exercised at any time unless the optionee is then an employee of the Company or a subsidiary and has been so employed continuously since the granting of the Stock Option. The holder of a Stock Option shall have none of the rights of a shareholder with respect to the shares subject to option until such shares shall be issued to him upon the exercise of his Stock Option.

     (f) Termination of Employment. The holder of any Stock Option issued hereunder must exercise the Stock Option prior to his termination of employment, except that if the employment of an optionee terminates with the consent and approval of his employer, the Committee may, in its absolute discretion, permit the optionee to exercise his Stock Option, to the extent that he was entitled to exercise it at the date of such termination of employment, at any time within three (3) months after such termination (one (1) year in the case of termination of employment on account of retirement on or after age 60 ("Retirement")), but not after ten (10) years from the date of the granting thereof. If the optionee terminates employment on account of disability he may exercise such Stock Option to the extent he was entitled to exercise it at the date of such termination at any time within one (1) year of the termination of his employment but not after ten (10) years from the date of the granting thereof. For this purpose a person shall be deemed to be disabled if he is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, shall mean that he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A person shall be considered disabled only if he furnishes such proof of disability as the Committee may require. Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company or a subsidiary thereof. The Stock Option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any Stock Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary thereof to terminate his employment at any time.

     (g) Death of Holder of Stock Option. In the event of the death of an individual to whom a Stock Option has been granted under the Plan, while he is employed by the Company (or a subsidiary) or (if the Committee has approved an extension under (f), above) within three (3) months after the termination of his employment (or one (1) year in the case of the termination of employment of a Stock Option holder on account of Retirement or who is disabled as above provided) the Stock Option theretofore granted to him may be exercised, to the extent that he was entitled to exercise it at the date of such death, by a legatee or legatees of the Stock Option holder under his last will, or by his personal representatives or distributees, at any time within a period of one (1) year after his death, but not after ten (10) years from the date of granting thereof, and only if and to the extent that he was entitled to exercise the Stock Option at the date of his death.

     (h) Non-Transferability of Incentive Stock Options. Each Incentive Stock Option granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an Incentive Stock Option may be exercised, during the lifetime of the holder thereof, only by him.

     (i) Successive Stock Option Grants. Successive Stock Option grants may be made to any holder of Stock Options under the Plan.

     (j) Investment Purpose. Each Stock Option under the Plan shall be granted only on the condition that all purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to Stock Options granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of stock subject to the Stock Option, or upon the happening of any other contingency warranting the release of such condition.

8. STOCK APPRECIATION RIGHTS.

     (a) Grant. At the time of grant of a Stock Option, the Committee, in its discretion, may grant to the optionee under the Plan an alternative SAR for all or any part of the number of shares covered by his Stock Option. The SAR agreement shall specify the Stock Options in respect of which the alternative SAR is granted. Any subsequent exercise of a Stock Option by the holder thereof who also holds an alternative SAR shall reduce his alternative SAR by the same number of shares as to which his Stock Option is exercised. Any exercise of his alternative SAR shall reduce his Stock Option by the same number of shares as to which his SAR is exercised. An alternative SAR granted to a Stock Option holder shall specify a time period for exercise of such SAR, which time period may not extend beyond, but may be less than, the time period during which the corresponding Stock Option may be exercised. The failure of the holder of the alternative SAR to exercise such SAR within the time period specified shall not reduce his Stock Option rights. If an alternative

SAR is granted for a number of shares less than the total number of shares covered by the corresponding Stock Option the Committee may later grant to the Stock Option holder an additional alternative SAR covering additional shares, provided, however, that the aggregate amount of all alternative SARs held by a Stock Option holder shall at no time exceed the total number of shares covered by his unexercised Stock Options.

     (b) Exercise. The holder of any Stock Option which by its terms is exercisable who also holds an alternative SAR may, in lieu of exercising his Stock Option, elect to exercise his alternative SAR; subject, however, to the limitations on time of exercise hereinafter set forth. Such SAR shall be exercised by the delivery to the Company of a written notice which shall state that the optionee elects to exercise his SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to him in cash and what portion, if any, he requests be paid to him in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Company, or any combination of cash and stock as it may determine. Such determination may be either in accordance with the request made by the holder of the SAR or otherwise, in the sole discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the per Stock Option price for the Stock Option in respect of which the alternative SAR was granted multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof fair market value of one share of the Company's Common Stock on the date of exercise shall be determined as described under Section 7 (a).

     (c) Other Provisions of Plan Applicable. All provisions of this Plan applicable to Stock Options granted hereunder shall apply with equal effect to alternative SARs.

9. PERFORMANCE SHARE AWARDS.

     (a) Performance Shares; Performance Objectives. Performance Shares shall not be issued at the time of award, but the Performance Share Award shall represent the right to receive such Shares (or equivalent value) if specified performance objectives are achieved. The performance objectives may be established from time to time by the Committee. Performance objectives need not be the same in respect of all participants and may be established separately, at the time of each Performance Share Award, for the Company as a whole or for its various groups, divisions and subsidiaries, all as the Committee may determine, in its discretion. The performance objectives may include achievement of specified earnings, cash flow, sales, profitability of the Company or of a division or subsidiary, stock price levels for the Company, completion of specified employment periods or any other measure the Committee may adopt.

     (b) Performance Share Awards. Performance Share Awards shall be made pursuant to performance programs as follows:

          (i) Performance Programs; Initial Awards. The Committee shall establish one or more performance programs each with one or more specified objectives and specified performance periods over which the specified objectives are targeted for achievement. Participants may be awarded Shares in any one or more of the performance programs. Initial awards in any program shall be made to such number of participants as then determined by the Committee. In making its determination of who shall be participants in any performance program, the Committee shall take into account such factors as the participant's level of responsibility, job performance, level and types of compensation, number of shares of Common Stock owned, and such other factors as the Committee deems relevant. The Committee may require the participant to own shares of Common Stock representing such percentage of the Performance Shares awarded as it may determine to be appropriate. The Committee may also require the participant to provide proof of ownership of such shares and to report any sales or other disposition of shares during the performance period.

          (ii) Subsequent Awards. During the term of the Plan additional Performance Share Awards may be made (subject to the maximum number provided for above) in the discretion of the Committee, either (i) to new participants in the Plan or (ii) to any one or more of the initial participants in the Plan. In respect of such additional Performance Share Awards the Committee may make such adjustments therein as it may deem reasonable on account of any lesser period of participation in the program by the holder of any subsequent Performance Share Award, competitive compensation practices, or any other reason the Committee may deem appropriate.

          (iii) Notice of Performance Share Awards. Upon the granting of any Performance Share Award by the Committee, the participant shall be advised of the number of Performance Shares awarded to him and of the terms of the Performance Share Award in a written Notice of Award given to the participant.

     (c) Performance Share Distribution. The amount which a holder of Performance Share Awards shall be entitled to receive if the applicable performance objective is met shall be the percentage of the Performance Share Award set forth in the individual Notice of Award. The Committee may, but is not obligated to, authorize a distribution of a portion of the Performance Share Award based upon its discretionary evaluation of the Company's financial performance during the period of the Performance Share Award even if the performance objectives are not fully met. Examples of performance measures the Committee may consider include, but are not limited to, cash flow, earnings, sales and margins. Distributions shall be made in shares of the Company's Common Stock (which may include stock with certain restrictions attached); provided, however, that in no event shall the value of the total distributions under this Plan exceed the value of the Shares reserved under Section 3 of the Plan (or as said number may be adjusted as provided in Section 12 below).

     (d) Optional Deferred Payments. Subject to the provisions of the following paragraphs of this Section, distribution of amounts to which a participant is entitled in respect of Performance Share Awards shall be made as soon as practicable after the holder of such Performance Share Awards becomes entitled thereto. At the time the Notice of Award is given to a participant, such participant may make an election to have distribution of any amount such participant may be entitled to receive deferred until such year as such participant may elect, after the year in which the amount would otherwise be paid, not extending beyond the time approved by the Company. If a participant elects any such deferral the following rules shall apply to the deferred payment:

          (i) Such election shall be irrevocable;

          (ii) The right to such deferred distribution shall be fully vested and nonforfeitable but shall be nonassignable, and any attempted transfer or assignment, or any pledge or other hypothecation of such right, shall be void and of no effect;

          (iii) In the event of the death during the deferral period of a participant who has elected a deferred distribution the amount owing to such participant at the time of death shall be distributed to the participant's estate within six months of the date of death, irrespective of whether or not the deferral period elected has expired.

          (iv) Notwithstanding any election of any participant to receive payment under the Plan on a deferred basis as above provided, the Committee, in its sole discretion, may, at any time, in respect to all or any one or more participants who have made such election, terminate such election and make immediate distribution of the amount to which the participant is entitled; and the Committee, in its discretion, may amend the foregoing provisions hereof relating to the election of deferred payments and the rules applicable thereto if, in its judgment, the tax benefits intended by such provisions and rules will not be adversely affected.

     (e) Conditions to Payments. Except as otherwise herein provided or determined by the Committee, a participant, in order to be entitled to receive any payment in respect of Performance Share Awards, must be in the employ of the Company or a subsidiary of the Company on the expiration of the relevant performance and/or service period and must have been continuously in the employ of the Company or a subsidiary from the time of the Performance Share Award except for leaves of absence which may be approved by the Committee. No vested interest in any shares under the Performance Share Awards shall accrue during the term of the performance or service period and no payment in respect of the Performance Share Awards shall be required to be made to any participant whose employment with the Company or a subsidiary is terminated, with or without cause, prior to the time he is entitled to receive a distribution hereunder; provided, however, that the Committee, in its absolute discretion, may make such pro-rata share distribution (or no share distribution), as it may determine, to a participant whose employment terminates on account of death, disability, retirement or otherwise prior to the time the participant is entitled to receive distribution in respect of Performance Share Awards. If termination is on account of death the Committee may make any distribution it authorizes to the participant's surviving spouse, heirs or estate, as the Committee may determine.

     (f) Payments in Common Stock; Source of Stock. Shares of the Company's Common Stock delivered pursuant to the terms of the Plan will either be Treasury shares of the Common Stock of the Company acquired prior to or during the term of the Plan, or authorized but unissued shares of the Common Stock of the Company as determined by the Committee. Subject to the approval of this Plan by the stockholders of the Company, the Directors and officers of the Company are authorized to take such action as may be necessary to provide for the issuance of any and all of the shares which may be necessary to satisfy the Company's obligations hereunder and to cause said shares to be listed on the New York and any other stock exchanges on which the Company's Common Stock may at such time be listed. Shares of Common Stock delivered to participants hereunder in satisfaction of Performance Shares or Other Stock-Based Awards may be restricted stock under the Securities Act of 1933, as presently amended, and the certificates for such Shares may have a legend imprinted thereon restricting the resale of said shares except in a registered offering or pursuant to an available exemption from registration.

     (g) Determination of Achievement of Objectives. Not in limitation of its authority as provided for in the preceding section, the Committee, in regard to any performance program adopted by it, may thereafter change or modify the terms of the program, so long as the amount of the Performance Share Award to the participant is not reduced, and the Committee may determine reasonably whether any performance objective of any program has been met. In the event of a Change of Control (as hereinafter defined) or in the event of a public tender for all or any part of the Common Stock of the Company or any proposal to merge or consolidate the Company with another company to liquidate or sell substantially all of the assets of the Company, the Committee may, in its discretion, reduce or eliminate any performance objective and/or service requirement.

10. OTHER STOCK-BASED AWARDS.

     The Committee may from time to time grant Other Stock-Based Awards including without limitation those awards pursuant to which Shares may be acquired in the future, such as awards denominated in Common Stock, stock units, securities convertible into Common Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Other Stock-Based Awards. The Committee may, in its sole discretion, direct the Company to issue shares of Common Stock in respect of Other Stock-Based Awards subject to restrictive legends, stop transfer instructions or other restrictions as it may deem appropriate.

11. ADDITIONAL PROVISIONS.

     The following additional terms and provisions apply to the Plan:

          (i) The grant of Stock Options, SARs, Performance Share Awards or Other Stock-Based Awards to a participant in the Plan shall create no rights in such participant as a shareholder of the Company until such time and to the extent that the participant is delivered shares of the Company's Common Stock in satisfaction of such participant's Stock Options, SARs, Performance Share Awards or Other Stock-Based Awards;

          (ii) No adjustment shall be made in the shares awarded on account of cash dividends which may be paid, or other rights which may be issued to, the holders of the Company's Common Stock during the term of the Plan except as stated in Section 12 below;

          (iii) No participant in the Plan shall have any right because of being a participant in the Plan to continue in the employ of the Company or of any of its subsidiaries for any period of time, or any right to a continuation of the participant's present or any other level of compensation; and such rights and powers as the Company now has or which it may have in the future to dismiss or discharge any participant from employment or to change the assignments of any participant are expressly reserved to the Company;

          (iv) The Company, at the time any distribution is made under the Plan, shall withhold from such distribution any amount necessary to satisfy tax withholding requirements in respect of such distribution. Alternatively, if the participant shall pay to the Company such cash amount as may be necessary to satisfy withholding requirements such participant shall be entitled to receive delivery of all shares due hereunder.

          (v) "Change of Control" as used in this Plan shall mean:

             (aa) The purchase or other acquisition (other than from the Company) by any persons, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then-outstanding shares of Common Stock of the Company or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

             (bb) Individuals who, as of the date hereof, constitute the Board (as the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
        Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or

             (cc) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the elections of directors of the reorganized, merged or consolidated corporations' then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CORPORATE ACQUISITIONS.

     Notwithstanding any other provisions of the Plan, the Stock Option and SAR agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding Stock Option or SAR and the Stock Option prices and SAR exercise amounts in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares and respective exercise prices as to which Stock Options and SARs which have been granted or may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company or a subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Stock Options or SARs to employees or former employees of such corporation in substitution of Stock Options or SARs previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code. In the event of stock dividends, stock splits or reverse stock splits, affecting the number of shares of the Company's Common Stock during the term of the Plan, appropriate revision shall be made (i) in the targeted growth objectives of Performance Share Awards, and (ii) in the shares awarded to reflect the effect of such stock dividend, stock split or reverse stock split on the interests of the recipients of Performance Share Awards or Other Stock-Based Awards under the Plan. In the event of a special, non-recurring distribution with respect to the Company's Common Stock, the Committee may (i) adjust the number of shares subject to each Stock Option and SAR, and the Stock Option price, per share in such manner as the Committee deems just and equitable to reflect such distribution, but in no event shall the total number of shares used under the Plan exceed the number authorized under Section 3, and (ii) pay such special bonus or take such other action with respect to Performance Share Awards or Other Stock-Based Awards as it deems just and equitable to reflect such distribution, but in no event shall the total number of shares used under the Plan exceed the number authorized under Section 3.

13. AMENDMENT AND TERMINATION.

     Either the Board of Directors or the Committee may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable; provided, however, that neither the Board of Directors nor the Committee may, without further approval by the holders of Common Stock, increase the maximum numbers of shares as to which Stock Options or SARs may be granted under the Plan (except under the anti-dilution provisions hereof), or change the class of employees to whom Stock Options, SARs, Performance Share Awards or Other Stock-Based Awards may be granted, or withdraw the authority to administer the Plan from a committee whose members satisfy the requirements of Section 4. No termination or amendment of the Plan may, without the consent of the optionee to whom any Stock Option or SAR shall theretofore have been granted or a participant to whom Performance Shares Awards or Other Stock-Based Awards have been made, adversely affect the rights of such optionee under such Stock Option or SAR or participant under such Performance Share Award or Other Stock-Based Award.

14. EFFECTIVENESS OF THE PLAN.

     The Plan shall become effective upon adoption by the Board of Directors or the Committee subject, however, to its further approval by the shareholders of the Company given within twelve (12) months of the date the Plan is adopted by the Board of Directors or the Committee at a regular meeting of the shareholders or at a special meeting duly called and held for such purpose. Grants of Stock Options, SARs, Performance Share Awards and Other Stock-Based Awards may be made prior to such shareholder approval but all Stock Options, SARs, Performance Share Awards and Other Stock-Based Awards made prior to shareholder approval shall be subject to the obtaining of such approval and if such approval is not obtained, such Stock Options, SARs, Performance Share Awards and Other Stock-Based Awards shall not be effective for any purpose.

15. TIME OF GRANTING OF STOCK OPTIONS, SARS, PERFORMANCE SHARE AWARDS AND OTHER STOCK-BASED AWARDS.

     A Stock Option, SAR, Performance Share Award or Other Stock-Based Award under the Plan shall be deemed to be made on the date the Committee, by formal action of its members duly recorded in the records thereof, makes an award of a Stock Option, SAR, Performance Share Award or Other Stock-Based Award to an eligible employee of the Company or its subsidiaries (but in no event prior to the adoption of the Plan by the Board of Directors or the Committee), provided that such Stock Option, SAR, Performance Share Award or Other Stock-Based Award is evidenced by a written Stock Option or SAR agreement or notice of award of the Performance Share Award or Other Stock-Based Award duly executed on behalf of the Company and on behalf of the recipient within a reasonable time after the date of the Committee action.

16. TERM OF PLAN.

     This Plan shall terminate ten (10) years after the date on which it is approved and adopted by the Board of Directors or the Committee, and no Stock Option, SAR, Performance Share Award or Other Stock-Based Award shall be granted hereunder after the expiration of such ten-year period. Stock Options, SARs, Performance Share Awards or Other Stock-Based Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

                            [ESCO TECHNOLOGIES LOGO]

                                                                                        PLEASE MARK
                                                                                        YOUR VOTES AS
                                                                                        INDICATED IN    [ X ]
                                                                                        THIS EXAMPLE

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS                          (INSTRUCTION:  To withhold authority to vote
                                                  for any individual nominee, strike a line
      FOR all nominees           WITHHOLD         through the nominee's name on the list below.)
      listed to the right       AUTHORITY
      (except as marked    to vote for nominees   Nominees: D.J. Moore, J.M. Stolze
      to the contrary)      listed to the right
                                                                                              The undersigned hereby acknowledges
          [   ]                   [   ]                                                       receipt of the Notice of the Annual
                                                                                              Meeting and accompanying Proxy
                                                                                              Statement dated December 11, 2000.

2. APPROVAL OF 2001 STOCK INCENTIVE PLAN.                                                     The proxies will vote your Common
                                                                                              Shares in the manner directed herein
        FOR      AGAINST     ABSTAIN                                                          by the Undersigned Stockholder.

       [   ]      [   ]      [   ]                                                            IF NO DIRECTION IS MADE, THIS PROXY
                                                                                              WILL BE VOTED FOR PROPOSAL 1 AND FOR
                                                                                              PROPOSAL 2.

                                                                                              Please sign exactly as your name
                                                                                              appears to the left.  When signing as
                                                                                    _____     an attorney, executor, administrator,
                                                                                         |    trustee or guardian, please give full
                                                                                         |    title as such.  If signing on behalf
                                                                                         |    of a corporation, please sign in full
                                                                                         |    corporate name by President or other
                                                                                         |    authorized officer. If signing on
                                                                                         |    behalf of a partnership, please sign
                                                                                         |    in partnership name by authorized
                                                                                         |    person.
                                                                                         |
                                                                                         |    Dated:
                                                                                                    --------------------------------

                                                                                              --------------------------------------
                                                                                                            (Signature)

                                                                                              --------------------------------------
                                                                                              (Signature -- If held jointly, both
                                                                                              holders must sign.)

                                                                                              IF ADDRESS APPEARING TO THE LEFT IS
                                                                                              INCORRECT, KINDLY MAKE CORRECTION.


                 /\ PLEASE DETACH PROXY HERE, SIGN AND MAIL /\



                            [ESCO TECHNOLOGIES LOGO]




                                                         December 11, 2000


Dear Stockholder:

         The annual meeting of stockholders of ESCO Technologies Inc. will be held at the Hilton St. Louis Frontenac Hotel, 1335 S. Lindbergh Blvd., St. Louis County, Missouri 63131 at 10:00 A.M. on Thursday, February 8, 2001.

         It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form above, and return it promptly in the envelope provided.

         Thank you.

                             ESCO TECHNOLOGIES INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, as holder of record of the Common Stock of ESCO TECHNOLOGIES INC. (the "Company"), does hereby appoint D.J. Moore, C.J. Kretschmer and A.S. Barclay, or any of them, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of the Company, to be held on February 8, 2001, commencing at 10:00 A.M., St. Louis time, at the Hilton St. Louis Frontenac Hotel, 1335 S. Lindbergh Blvd., St. Louis County, Missouri 63131 and at any and all adjournments of such meeting, and to vote all the shares of Common Stock of the Company standing on the register of the Company's stock transfer agent in the name of the undersigned as follows, and in their discretion on such other business as may properly come before the meeting:


                (Continued, and to be signed, on the other side)







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